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                                                                  EXHIBIT 1O-B

                         ELECTRO SCIENTIFIC INDUSTRIES, INC.
                                1989 STOCK OPTION PLAN
                        (as amended as of September 20, 1996)



         PURPOSE. The purpose of this 1989 Stock Option Plan (the "Plan") is to enable Electro Scientific Industries, Inc. (the "Company") to attract and retain people of training, experience, and ability, and to provide additional incentive to employees and non-employee directors by giving them an opportunity to participate in the ownership of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         SHARES SUBJECT TO THE PLAN. Except as provided in Paragraph 15, the total number of shares of the Company's Common Stock, without par value ("Common Stock"), covered by all options granted under the Plan shall not exceed 1,700,000 authorized but unissued or reacquired shares. In the event any option under the Plan expires or is cancelled or terminated and is unexercised in whole or in part, the shares allocable to the unexercised portion shall again become available for options under the Plan.

         DURATION OF THE PLAN. The Plan shall continue in effect until options have been granted and exercised with respect to all of the shares available for the Plan under paragraph 2 (subject to any adjustments under paragraph 15), unless sooner terminated by action of the Board of Directors of the Company (the "Board of Directors"). The Board of Directors shall have the right to suspend or terminate the Plan at any time except with respect to options then outstanding under the Plan.

         ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the employees to whom options shall be granted and the number of shares, the option price, the period of each option, and the time or times at which options may be exercised. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt rules and regulations relating to administration of the Plan, and the interpretation and construction of the provisions of the Plan by the Board of Directors shall be final and conclusive. No director who holds or is eligible to hold an option under the Plan, other than an option under Paragraph 16, shall vote upon any action taken by the Board of Directors involving such matter. The Board of Directors, if it so determines, may delegate to a committee of the Board of Directors, or specified officers of the Company, or both (the "Committee") any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors, and (ii) that only the Board of Directors may terminate or amend the Plan as provided in paragraphs 3 and 19.

         GRANTS.

         (a) Options granted under the Plan may be Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Non-Statutory Stock Options. For the purpose of the Plan, a Non-Statutory Stock Option means an option other than an Incentive Stock Option. The Board of Directors or Committee, as the case may be, has the sole discretion to determine which options shall be Incentive Stock Options and which options shall be Non-Statutory Stock Options, and shall specifically

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designate each option granted under the Plan as an Incentive Stock Option or
Non-Statutory Stock Option. No Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the last action by the Board of Directors approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

         (b) No employee may be granted Incentive Stock Options under the Plan such that the aggregate fair market value, on the date of grant, of the stock with respect to which Incentive Stock Options are exercisable for the first time by the employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

         (c) No employee may be granted options under the Plan for more than 250,000 shares of Common Stock in any fiscal year.

         ELIGIBILITY. Incentive Stock Options and Non-Statutory Stock Options may be granted under the Plan to employees of the Company or any parent or subsidiary of the Company (including employees who are directors). Directors who are not employees shall only be eligible to receive options granted pursuant to paragraph 16.

         OPTION PRICE. The option price per share under each option granted under the Plan shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 9, the option price shall be not less than 100 percent of the fair market value of the shares covered by the option on the date the option is granted. The fair market value of shares covered by an option shall be deemed to be the last price for the Common Stock as reported to NASDAQ and published in the Wall Street Journal for the day preceding the date of grant, or such other value of the Common Stock as shall be determined by the Board of Directors of the Company.

         DURATION OF OPTIONS. Subject to paragraphs 9 and 13, each option granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after ten years from the date it is granted and no Non-Statutory Stock Option shall be exercisable after the expiration of 10 years plus seven days from the date it is granted.

         LIMITATIONS ON GRANTS TO 10 PERCENT SHAREHOLDERS. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value of the stock subject to the option on the date it is granted, as described in paragraph 7, and the Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date it is granted.

         EXERCISE OF OPTIONS. Options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors. If the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

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         LIMITATION ON RIGHTS TO EXERCISE.  Except as provided in paragraph 13 or as otherwise approved by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or a director of the Company or any parent or subsidiary of the Company and shall have been so employed or engaged continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment for this purpose.

         NONASSIGNABILITY. Each option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and each such option by its terms shall be exercisable during the optionee's domicile at the time of death, and each such option by its terms shall be exercisable during the optionee's lifetime only by the optionee.

1.       TERMINATION OF EMPLOYMENT.

         (a) In the event the employment of an optionee by the Company or by any parent or subsidiary of the Company is terminated by retirement or for any reason, voluntarily or involuntarily with or without cause, other than in the circumstances specified in subsection (b) or (c) below, any option held by such optionee may be exercised at any time prior to its expiration date or the expiration of three months after the date of such termination of employment, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option on the date of such termination.

         (b) In the event an optionee's employment by the Company or by any parent or subsidiary of the Company is terminated because of death or physical disability (within the meaning of Section 22(e)(3) of the Code), any option held by such optionee may be exercised with respect to all remaining shares subject thereto, free of any limitation on the number of shares with respect to which the option may be exercised in any one year, at any time prior to its expiration date or the expiration of one year after the date of such termination, whichever is the shorter period. If an optionee's employment is terminated by death, any option held by the optionee shall be exercisable only by the person or persons to whom such optionee's rights under such option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death.

         (c) In the event an optionee's employment by the Company or by any parent or subsidiary of the Company terminates within one year after a change in control of the Company for any reason other than retirement, death, or physical disability (within the meaning of Section 22(e)(3) of the Code), any option held by such optionee may be exercised with respect to all remaining shares subject thereto, free of any limitation on the number of shares with respect to which the option may be exercised in any one year, at any time prior to its expiration date or the expiration of three months after the date of such termination of employment, whichever is the shorter period. A "change in control of the Company" shall mean a change in control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (1) any "person" (as such term is used in Sections 13(d) or 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities; or (2) during any period of two

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consecutive years, individuals who at the beginning such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. A change in control of the Company shall not include any change in control pursuant to a written agreement between the Company and another person, which agreement is approved and adopted by the Board of Directors of the Company or pursuant to any tender offer or exchange offer which the Board of Directors has in any manner recommended acceptance of to the shareholders of the Company.

         (d) Unless otherwise approved by the Board of Directors, to the extent an option held by any deceased optionee or by any optionee whose employment is terminated shall not have been exercised within the limited periods provided above, all further rights to purchase shares pursuant to such option shall cease and terminate at the expiration of such periods.

         PURCHASE OF SHARES. Shares may be purchased or acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, which shall not be more than 30 days after receipt of the notice, and, unless in the opinion of counsel for the Company such a representation is not required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. On or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including cash which may be the proceeds of a loan from the Company), in shares of Common Stock of the Company previously acquired and held for not less than one year by the optionee, valued at fair market value as defined in paragraph 7, or in any combination of cash and shares of Common Stock of the Company. No shares shall be issued until full payment therefor has been made, and an optionee shall have none of the rights of a shareholder until a certificate for shares is issued to such optionee. Each optionee who has exercised an option shall, upon notification of the amount due, if any, and prior to or concurrently with delivery of the certificates representing the shares with respect to which the option was exercised, pay to the Company amounts necessary to satisfy any applicable federal, state and local withholding tax requirements. If additional withholding becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand.

         CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares for the purchase of which options may be granted under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that each optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of any option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Board of Directors shall be conclusive. In the event of dissolution or liquidation of the Company or a merger or

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consolidation in which the Company is not the surviving corporation, in lieu of providing for options as provided for above in this paragraph 15, the Board of Directors may, in its sole discretion, provide a 30-day period immediately prior to such event during which optionees shall have the right to exercise options in whole or in part without any limitation on exercisability.

1.       OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

         (a) ANNUAL GRANTS. Each Non-Employee Director shall be automatically granted an option to purchase 3,000 shares of Common Stock on July 31 of each year, provided the Non-Employee Director is a director on such date. A "Non-Employee Director" is a director who is not a full-time employee of the Company or any of its subsidiaries and has not been a full-time employee of the Company or any of its subsidiaries within one year of any date as of which a determination of eligibility is made. The increase in the number of shares covered by options automatically granted under this paragraph 16 as of July 31, 1996 from 1,000 to 3,000 shares shall be subject to and conditioned upon approval by the shareholders at the 1996 annual meeting of shareholders of the amendment to this paragraph 16 to the Plan.

         (b) EXERCISE PRICE. The exercise price of the options granted pursuant to this paragraph 16 shall be equal to 100 percent of the fair market value of the Common Stock determined pursuant to paragraph 7.

         (c) TERM OF OPTION. The term of each option granted pursuant to this paragraph 16 shall be 10 years from the date of grant.

         (d) EXERCISABILITY. Until an option expires or is terminated and except as provided in paragraphs 16(e) and 15, an option granted under this paragraph 16 shall be exercisable according to the following schedule:

       Period of Non-Employee
    Directors' Continuous Service
        as a Director of the
        Company from the Date            Portion of Total Option
        the Option is Granted              Which is Exercisable
-----------------------------------------------------------------
           Less than 1 year                         0%
           After 1 year                            25%
           After 2 years                           50%
           After 3 years                           75%
           After 4 years                          100%


         (e) TERMINATION AS A DIRECTOR. If an optionee ceases to be a director of the Company for any reason, other than death or physical disability (within the meaning of Section 22(e)(3) of the Code), the option may be exercised at any time prior to the expiration date of the option or the expiration of three months after the last day the optionee served as a director, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director. If an optionee ceases to be a director of the Company as a result of death or physical disability (within the meaning of Section 22(e)(3) of the Code), the option may be exercised with respect to all remaining shares subject thereto, free of any limitation on the number of shares with respect to which the option may be exercised in any one year, at any time prior to the expiration date of the option

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or the expiration of one year after the last day the optionee served as a director, whichever is the shorter period.

         (f) EXERCISE OF OPTIONS. Options may be exercised upon payment of cash or shares of Common Stock of the Company in accordance with paragraph 14.

         STOCK APPRECIATION RIGHTS.

         (a) GRANT. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms and conditions as the Board of Directors may prescribe; provided, however, that stock appreciation rights may only be granted in connection with an option grant or in connection with an outstanding option previously granted under the Plan and shall not be assignable other than in conjunction with assignment of the related option pursuant to paragraph 12.

         (b)  EXERCISE.

              (i) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors and only to the extent and on the same conditions that the related option could be exercised. Upon exercise of a stock appreciation right, the option or portion thereof to which the stock appreciation right relates must be surrendered. No stock appreciation right may be exercised during the six-month period following the date it is granted. Option shares with respect to which a stock appreciation right has been exercised may not again be subjected to options under the Plan.

              (ii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights prior to the adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

              (iii) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over the option price per share to which the stock appreciation right relates, times the number of shares covered by the option, or portion thereof, which is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment upon exercise of a stock appreciation right by the Company may be made in Common Stock valued at its fair market value, or in cash, or partly in shares and partly in cash, all as shall be determined by the Board of Directors.

              (iv) The fair market value of the Common Stock shall be determined as specified in paragraph 7.

              (v) Shares issued upon exercise of a stock appreciation right may consist either in whole or in part of authorized and unissued Common Stock or issued Common Stock held as treasury shares. No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the

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fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

              (vi) In the event of any adjustment, pursuant to paragraph 15, in the number of shares of Common Stock subject to an option granted under the Plan, the stock appreciation rights granted hereunder in connection with such option shall be proportionately adjusted.

         CORPORATE MERGERS, ACQUISITION, ETC. The Board of Directors may also grant options and stock appreciation rights having terms and provisions which vary from those specified in this Plan provided that any options and stock appreciation rights granted pursuant to this section are granted in substitution for, or in connection with the assumption of, existing options and stock appreciation rights granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

         AMENDMENT OF PLAN. The Board of Directors may at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraph 15, however, no change in an option already granted to an employee shall be made without the written consent of such employee. Furthermore, unless approved by the shareholders at an annual meeting or a special meeting, no amendment or change shall be made in the Plan
(a) increasing the total number of shares which may be purchased under the Plan,
(b) changing the minimum option price specified in the Plan, (c) increasing the maximum option period, or (d) materially modifying the requirements for eligibility for participation in the Plan.

         APPROVALS. The obligations of the Company under the Plan shall be subject to the approval of such state or federal authorities or agencies, if any, as may have jurisdiction in the matter. The Company will use its best efforts to take such steps as may be required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange in which the Company's shares may then be listed, in connection with the granting of any option under the Plan, the issuance or sale of any shares purchased upon exercise of any option under the Plan, or the listing of such shares on said exchange. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver shares of Common Stock under the Plan if the Company is advised by the legal counsel that such issuance or delivery would violate applicable state of federal securities laws.

         EMPLOYMENT RIGHTS. Nothing in the Plan or any option granted pursuant to the Plan shall confer upon any optionee any right to be continued in the employment of the Company or any parent or subsidiary of the Company, or to interfere in any way with the right of the Company or any parent or subsidiary of the Company by whom such optionee is employed to terminate such optionee's employment at any time, with or without cause.